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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 18, 2008


                        Intrepid Global Imaging 3D, Inc.
             (Exact name of registrant as specified in its charter)


                DE                           -----                  ----
 ------------------------------      ---------------------    ---------------
(State or Other Jurisdiction of     (I.R.S. Identification   (Commission File
     Employer Incorporation                 Number)               Number)
       or Organization)


              1615 Walnut Street, 3rd Floor, Philadelphia, PA 19103
               (Address of Principal Executive Offices) (Zip Code)


                                 (604) 250 3022
               (Registrants telephone number, including area code)


         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 21, 2008 as a result of the shareholder vote by the holders of a majority of our voting stock shall cause the Corporation to reduce its board by one member and officer, William Dunavant has been voted off from the position of Chief Executive Officer, Chief Financial Officer and Director for cause. This is to be effected as soon as is practicable in accordance with the rules and regulations of the Securities Exchange Act of 1934 as amended, and the State of Delaware.

Effective April 21, 2008, the shareholders appointed Richard Specht as the Companys interim chief executive officer and interim chief financial officer. The appointment of Mr. Specht as the Companys Interim chief executive officer and chief financial officer was not based on any prior understanding or arrangement.

ITEM 8.01: OTHER EVENTS

The 8K filed April 18th describing Item 1.01: Entry into a Material Definitive Agreement is inaccurate All steps required to complete the transaction have not been taken and have yet to be voted on and approved by the shareholders and ratified by the board. The company has not received audited financials it has not filed a Definitive Agreement with the secretary of state of Delaware.

For shares issued and outstanding refer to the Company's 10KSB filed April 15th 2008
http://www.sec.gov/Archives/edgar/data/1066764/000106299308001814/form10ksba.htm

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                Intrepid Global Imaging 3D, Inc.

Dated: April 21, 2008

                                                By:  /s/ Richard Specht
                                                     ---------------------------
                                                     Name:  Richard Specht
                                                     Title: Interim CEO / CFO



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